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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 April 14, 2003

TROY GROUP, inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24413	33-0807798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2331 South Pullman Street Santa Ana, California		92705
(Address of Principal Executive Offices)		(Zip Code)

(949) 250-3280
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Exhibits. The following exhibit is attached to this Current Report on Form 8-K (this "Report"):

    99.1    Press Release dated April 14, 2003.

Item 9.    Regulation FD Disclosure. (Information provided under Item 12—Results of Operations and Financial Condition).

        On April 14, 2003, Troy Group, Inc. (the "Company") issued a press release reporting financial results for the first quarter ended February 28, 2003 (the "Press Release"). A copy of the Press Release is being furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference.

        Item 12 of Form 8-K, "Results of Operations and Financial Condition", requires the Company to furnish the Press Release to the Securities and Exchange Commission. In accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216, the Company is furnishing the Press Release required by Item 12 under Item 9 of this Report.

        The information being furnished under Item 9 of this Report shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TROY GROUP, INC.
Dated: April 18, 2003	By:	/s/ PATRICK J. DIRK Patrick J. Dirk, Chairman

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SIGNATURES